CERTIFIED SERVICES, INC. AND SUBSIDIARIES


The Unaudited ProForma Combined Statement of Operations of the Company for the twelve month periods ended December 31, 2000 and 1999 and the nine month periods ended September 30, 2001 and 2000 (the "ProForma Statements of Operations") and the Unaudited ProForma Combined Balance Sheets of the Company as of December 31, 2000 and 2001 (the "ProForma Balance Sheets and together with the ProForma Statement of Operations, the ProForma Combined Financial Statements") have been prepared to illustrate the effect of the acquisition of America's PEO Holdings, Inc. (PEO). The ProForma Combined Financial Statements do not purport to be indicative of the results of operations or financial position of the Company that would have actually been obtained had such transactions been completed as of the assumed dates and for the periods presented, or which may be obtained in the future. The ProForma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable. The ProForma Combined financial Statements should be read in conjunction with the historical financial statements of PEO's predecessor entities; America's PEO, Inc. and Affiliates and Omni Financial Services, Inc.

                     Certified Services, Inc. and Subsidiary
                   Unaudited ProForma Combined Balance Sheets



                                                                  September 30, 2001
                                          -------------------------------------------------------------------
                                          America's PEO       Certified         ProForma         ProForma
                                          Holding, Inc.     Services,Inc.     Adjustments        Combined
                                                                                                 Company
                                          ---------------   --------------   ---------------  ---------------
Assets
     Current Assets
      Cash and equivalents              $        387,183  $        60,072  $ B    1,000,000 $
                                                                             C   (1,100,000)         447,255
      Accounts receivable                        261,352                -                 -          261,352
      Prepaid expenses and deposits               18,732                -                 -           18,732
                                          ---------------   --------------   ---------------  ---------------
        Total Currents Assets                    667,267           60,072                 -          727,339
                                                 269,145            4,819                 -          273,964
    Property and Equipment, net

    Other Assets
      Due from stockholder                             -                -                 -                -
      Officers' loans                             28,918                -                 -           28,918
      Deposits                                    44,974                -                 -           44,974
      Notes receivable                                 -           35,205                 -           35,205
                                          ---------------   --------------   ---------------  ---------------
        Total Assets                           1,010,304          100,096                 -        1,110,400
                                          ===============   ==============   ===============  ===============

Liabilities and Stockholders' Equity
    Current Liabilities
      Current portion of long term debt           41,619                -    F      669,366          710,985
      Accounts payable and accrued               817,419            1,359                 -          818,778
expenses
      Accrued health insurance plan            1,509,507                -                 -        1,509,507
claims
      Due to affiliates                          398,457                -                            398,457
      Other current liabilities                        -            3,584                 -            3,584
                                          ---------------   --------------   ---------------  ---------------
        Total Current Liabilities              2,767,002            4,943           669,366        3,441,311
                                          ---------------   --------------   ---------------  ---------------

    Long-term debt, net of current                84,341                -    F    2,744,350        2,828,691
portion

Stockholders' Equity (Impairment)
    Class B Preferred Stock                            -                -    E        4,067            4,067
    Common Stock                                   3,400            3,421    B        8,500
                                                                             C       (3,400)           11,921
    Additional paid in capital                     4,850           95,885    B    1,091,500
                                                                             C   (1,096,600)
                                                                             E       (4,067)
                                                                             F      (91,568)                -
Retained Earnings                             (1,849,289)          (4,153)   F   (3,322,148)      (5,175,590)
                                          ---------------   --------------     -------------  ---------------
        Total Stockholders'
(Impairment) Equity                           (1,841,039)          95,153        (3,413,716)      (5,159,602)
                                          ---------------   --------------     -------------  ---------------
        Total Liabilities and
Stockholders' Equity                    $      1,010,304  $       100,096  $              - $      1,110,400
                                          ===============   ==============     =============  ===============











                                                                  December 31, 2000
                                           -----------------------------------------------------------------
                                           America's PEO      Certified         ProForma        ProForma
                                           Holding, Inc.    Services,Inc.     Adjustments       Combined
                                                                                                 Company
                                           ---------------  ---------------  ---------------  --------------
Assets
     Current Assets
      Cash and equivalents               $        584,427 $         45,111 $ B    1,100,000 $       629,538
                                                                             C   (1,100,000)
      Accounts receivable                         363,360                -                -         363,360
      Prepaid expenses and deposits                45,639                -                -          45,639
                                           ---------------  ---------------    -------------  ==============
        Total Currents Assets                     993,426           45,111                -       1,038,537
                                                  279,045            5,932                -         284,977
    Property and Equipment, net

    Other Assets
      Due from stockholder                         28,918                -                -          28,918
      Officers' loans                                   -                -                -               -
      Deposits                                     48,248                -                -          48,248
      Notes receivable                                  -           55,335                -          55,335
                                           ---------------  ---------------  ---------------  --------------
        Total Assets                            1,349,637          106,378                -       1,456,015
                                           ===============  ===============  ===============  ==============

Liabilities and Stockholders' Equity
    Current Liabilities
      Current portion of long term debt            46,455                -   F      669,366         715,821
      Accounts payable and accrued              1,279,435               89                -       1,279,524
expenses
      Accrued health insurance plan             1,206,897                -                -       1,206,897
claims
      Due to affiliates                           384,240                -                -         384,240
      Other current liabilities                         -            5,730                -           5,730
                                           ---------------  ---------------  ---------------  --------------
        Total Current Liabilities               2,917,027            5,819          669,366       3,592,212
                                           ---------------  ---------------  ---------------  --------------

    Long-term debt, net of current                112,455                -   F    2,744,350       2,856,805
portion

Stockholders' Equity (Impairment)
    Class B Preferred Stock                                                  E        4,067           4,067
    Common Stock                                    3,400            3,421   B        8,500          15,321
                                                                             C      (3,400)          11,921
    Additional paid in capital                      4,850           95,885   B    1,091,500               -
                                                                             C  (1,096,600)
                                                                             E      (4,067)               -
                                                                             F     (91,568)
Retained Earnings                             (1,688,095)            1,253   F  (3,322,148)
                                           ---------------  ---------------    -------------    -------------
        Total Stockholders'
(Impairment) Equity                           (1,679,845)          100,559      (3,413,716)     (4,993,002)
                                           ---------------  ---------------    -------------  --------------
        Total Liabilities and
Stockholders' Equity                     $      1,349,637 $        106,378 $              - $     1,456,015
                                           ===============  ===============    =============  ==============



                     Certified Services, Inc. and Subsidiary
              Unaudited ProForma Combined Statements of Operations

                                                        Twelve Months Ended December 31, 2000
                                         ---------------------------------------------------------------------
                                           America's        Certified         ProForma          ProForma
                                         PEO Holding,       Services,       Adjustments     Combined Company
                                             Inc.             Inc.
                                         --------------   --------------   ---------------  ------------------
Revenues                               $   112,515,065  $        75,520  $              - $       112,590,585
Direct Expenses                            110,690,306                -                 -         110,690,306
                                         --------------   --------------   ---------------  ------------------

Gross Profit                                 1,824,759           75,520                 -           1,900,279

General and Administrative Expenses          3,719,626           77,134                 -           3,796,760
                                         --------------   --------------   ---------------  ------------------

Income (Loss) From Operations              (1,894,867)          (1,614)                 -         (1,896,481)

Other Income (Expense)
    Interest Income                              6,599            2,881                 -               9,480
    Interest Expense                          (39,759)                -         (214,100)           (253,859)
                                         --------------   --------------   ---------------  ------------------

    Total Other Income (Expense)              (33,160)            2,881         (214,100)           (244,379)
                                         --------------   --------------   ---------------  ------------------

Net Loss                               $   (1,928,027)  $         1,267  $      (214,100) $       (2,140,860)
                                         ==============   ==============   ===============  ==================


                                                         Twelve Months Ended December 31, 1999
                                          ---------------------------------------------------------------------
                                          America's PEO      Certified        ProForma      ProForma Combined
                                          Holding, Inc.    Services, Inc.   Adjustments          Company

                                          ---------------  --------------- ---------------  -------------------
Revenues                                $     68,473,271 $              6               - $         68,473,277
Direct Expenses                               66,994,994                -               -           66,994,994
                                          ---------------  --------------- ---------------  -------------------

Gross Profit                                   1,478,277                6               -            1,478,283

General and Administrative Expenses            1,277,818               20               -            1,277,838
                                          ---------------  --------------- ---------------  -------------------

Income (Loss) From Operations                    200,459             (14)               -              200,445

Other Income (Expense)
    Interest Income                                  508                -               -                    -
    Interest Expense                            (12,183)                -       (330,638)            (342,821)
                                          ---------------  --------------- ---------------  -------------------

    Total Other Income (Expense)                (11,675)                -       (330,638)            (342,313)
                                          ---------------  --------------- ---------------  -------------------

Net Loss                                $        188,784 $           (14)       (330,638) $          (141,868)
                                          ===============  =============== ===============  ===================

                     Certified Services, Inc. and Subsidiary
              Unaudited ProForma Combined Statements of Operations


                                                         Nine Months Ended September 30, 2001
                                           -----------------------------------------------------------------
                                             America's       Certified       ProForma          ProForma
                                           PEO Holding,      Services,      Adjustments        Combined
                                               Inc.            Inc.                             Company
                                           --------------  --------------  --------------   ----------------
Revenues                                 $   121,661,639 $        73,050 $             -  $     121,734,689
Direct Expenses                              119,358,039               -               -        119,358,039
                                           --------------  --------------  --------------   ----------------

Gross Profit                                   2,303,600          73,050               -          2,376,650

General and Administrative Expenses            2,466,217          86,086               -          2,552,303
                                           --------------  --------------  --------------   ----------------
(Loss) From Operations                         (162,617)        (13,036)               -          (175,653)

Other Income (Expense)
    Interest Income                                1,423           7,632               -              9,055
    Interest Expense                                   -               -       (113,081)          (113,081)
                                           --------------  --------------  --------------   ----------------
                                                   1,423           7,632       (113,081)          (104,026)
    Total Other Income (Expense)
                                           --------------  --------------  --------------   ----------------

Net Loss                                 $     (161,194) $       (5,404) $     (113,081)  $       (279,679)
                                           ==============  ==============  ==============   ================




                                                             Nine Months Ended September 30, 2000
                                             ----------------------------------------------------------------------
                                               America's        Certified         ProForma           ProForma
                                             PEO Holding,       Services,        Adjustments     Combined Company
                                                 Inc.             Inc.
                                             --------------   --------------   ----------------  ------------------
Revenues                                   $    81,260,580  $        32,260  $               - $        81,292,840
Direct Expenses                                 80,031,014                -                  -          80,031,014
                                             --------------   --------------   ----------------  ------------------

Gross Profit                                     1,229,566           32,260                  -           1,261,826

General and Administrative Expenses              2,690,536           35,300                  -           2,725,836
                                             --------------   --------------   ----------------  ------------------
(Loss) From Operations                         (1,460,970)          (3,040)                  -         (1,464,010)

Other Income (Expense)
    Interest Income                                  4,969              699                  -               5,668
    Interest Expense                              (30,535)                -          (160,575)           (191,110)
                                             --------------   --------------   ----------------  ------------------
                                                  (25,566)              699          (160,575)           (185,442)
    Total Other Income (Expense)
                                             --------------   --------------   ----------------  ------------------

Net Loss                                   $   (1,486,536)  $       (2,341)  $       (160,575) $       (1,649,452)
                                             ==============   ==============   ================  ==================

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                     Certified Services, Inc. and Subsidiary
               Notes to the ProForma Combined Financial Statements


Note A.

On November 21, 2001, the Company executed a Share Purchase Agreement with PEO and its sole shareholders to purchase all of PEO's issued and outstanding common stock. The acquisition was also consummated on November 21, 2001.

Pursuant to the terms of the Agreement, the purchase price of the acquisition was $17,500,000 comprised thusly.

    1.Cash of $1,100,000.

    2.Two separate non-interest bearing promissory notes in the respective principal amounts of $3,200,000 and $1,000,000. The former is payable in four equal monthly installments of $800,000 commencing November 21, 2002 and the latter is payable in equal monthly installments of $16,667 over 60 months commencing January 10, 2002.

    3.One share of Class B Preferred Stock convertible into 4,066,667 common shares.

Prior to but as a component of the above described transaction, the Company issued 8,500,000 common shares in exchange for consideration of $1,100,000.

For accounting purposes, the acquisition has been treated as an acquisition of the Company by PEO, and a recapitalization of PEO.

Note B.

To reflect issuance of 8,500,000 shares of common stock, $0.001 par value for $1,100,000.

Note C.

To record payment to former PEO shareholders of $1,100,000.

Note D.

To record debt issued to PEO's former shareholders assuming an imputed interest rate of 8%.

Note E.

To record issuance of one share of Class B Preferred Stock to PEO's former shareholders which is convertible into 4,066,667 shares of the Company's common stock.

Note F.

To record interest on indebtedness to former PEO shareholders.